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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Western Gas Resources, Inc. of our report dated March 11, 2005 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in Western Gas Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004.

PricewaterhouseCoopers LLP
Denver, Colorado
May 31, 2005

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM